COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 3

dated April 14, 2016 to the Prospectus dated April 24, 2015

CREF Money Market Account

Effective immediately, the following is hereby added prior to the first sentence in the “Principal Investment Risks” section on page 37 of the Prospectus:

“You could lose money by investing in the Money Market Account. Because the accumulation unit value of the Account will fluctuate, the value of your investment may increase or decrease. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Account’s sponsor has no legal obligation to provide support to the Account, and you should not expect that the sponsor will provide financial support to the Account at any time.”

Effective immediately, the final two paragraphs in the “Principal Investment Risks” section on page 37 of the Prospectus are hereby deleted.

A15415 (4/16)